CEUT EMERGING GROWTH CONFERENCE July 11, 2007 CEUT EMERGING CEUT EMERGING GROWTH CONFERENCE GROWTH CONFERENCE July 11, 2007 July 11, 2007 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995 which convey management's expectations, beliefs, plans and objectives regarding future performance. These statements discuss matters that are not facts, and may include words to indicate their uncertain nature such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project,"
and “target."  Forward-looking statements are subject to significant risks and uncertainties that could affect such future performance including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, adverse litigation developments, adverse developments in the U.S.
Securities and Exchange Commission (SEC) investigation, competitive products, results and timing of clinical trials, success of marketing efforts, the need for additional research and testing, delays in manufacturing, funding, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and
Drug Administration. Actual results could differ materially from those described in this presentation. Information on various factors that could affect the information contained in this presentation and Inspire’s performance are detailed in the reports we file with the SEC.

Inspire: An Integrated Company With a Therapeutic Focus
Inspire: An Integrated Company With a Therapeutic Focus
Vertically-integrated with R&D and commercial capabilities
Therapeutic focus in ophthalmology & respiratory/ allergy
Specialized sales force generating attractive revenue
stream
Robust pipeline across all phases of development
Recent FDA approval adds near-term revenue opportunity

Inspire’s Balanced and Growing Portfolio
Inspire’s Balanced and Growing Portfolio
Approved NDA Filed Phase 3 Phase 2 Phase 1
Elestat
®
for allergic conjunctivitis
Restasis
®
for dry eye
Bilastine Oral for allergic rhinitis (AR)
Denufosol for cystic fibrosis
Glaucoma
Epinastine Nasal Spray for AR
Prolacria
™
for dry eye
AzaSite
™
for bacterial conjunctivitis

Attractive Stream of Revenues
Attractive Stream of Revenues
$23 mm
$45 - 57 mm*
Inspire Annual Revenues
$11 mm
Elestat
®
Restasis
®
*Guidance provided on 5/9/07
$37 mm
$76 million cash &
investments balance,
as of 3/31/07
$40 million debt
2007 Guidance*
Aggregate revenue of
$45 to $57 million
Operating expenses of
$120 to $145 million
Financial Summary
2004 2005 2006 2007 est

6 Ophthalmic Products and Pipeline Programs Ophthalmic Products and Pipeline Programs

AzaSite
(azithromycin ophthalmic solution) 1%
Sterile 2.5 mL
INSPIRE
AzaSite

Restasis

ALLERGAN
INSPIRE
NDC 0023-9201-05
Elestat
(epinastine HCl
ophthalmic solution) 0.05%
Rx Only
5 mL
sterile
ALLERGAN
Elestat
5 mL
sterile

INSPIRE

7 Commercial Infrastructure Leveraged With Three Products Commercial Infrastructure Leveraged With Three Products

AzaSITE™
(azithromycin ophthalmic solution) 1%

INSPIRE

Differentiated Product for Bacterial Conjunctivitis
Differentiated Product for Bacterial Conjunctivitis
Approved by FDA on April 27, 2007
Launch expected in mid-August 2007
Licensed Feb. 2007 from InSite Vision
Well-known broad spectrum antibiotic
Convenient dosing regimen
Approved for patients one year and older
3 million lost school days due to acute
conjunctivitis*
*Source: American Journal of Infection Control 2002; Guinan et al.

Day 5 Day 4 Day 7 Day 6 Day 3 Day 2 Day 1
Day 5 Day 4 Day 7 Day 6 Day 3 Day 2 Day 1
Reduced Dosing Regimen Compared to Other Products
Reduced Dosing Regimen Compared to Other Products
AzaSite™
– 9 drops per affected eye
Current market leader – 21 drops per affected eye

Attractive Bacterial Conjunctivitis Market
Attractive Bacterial Conjunctivitis Market
*Market share based on single-entity products for the 12 months ended 12/31/06; Source: IMS
**Guidance provided on April 27, 2007
$362 million annual U.S. prescription sales*
AzaSite
™
2008 Target Sales of $30 – 45 million**
VIGAMOX®
ERYTHROMYCIN
ZYMAR®
POLYMYXIN
TOBRAMYCIN
GENTAMICIN
OTHER

Current Market Provides Targeting Opportunities
Current Market Provides Targeting Opportunities
*Data based on single-entity products for the 12 months ended 12/31/06; Source: IMS
15 million U.S. ophthalmic anti-infective prescriptions in 2006*
Inspire’s sales force will target top prescribers writing ~ 35% of Rx
Eye Care
31%
Pediatricians
25%
Primary
Care
30%
Other
14%

ALLERGAN
INSPIRE
NDC 0023-9201-05
Elestat
(epinastine HCl
ophthalmic solution) 0.05%
Rx Only
5 mL
sterile
ALLERGAN
INSPIRE
Elestat
(epinastine HCl
ophthalmic solution) 0.05%
5 mL
sterile

INSPIRE

Elestat
®
- Competitive Allergic Conjunctivitis Product
Elestat
®
- Competitive Allergic Conjunctivitis Product
Prevents ocular allergy symptoms by
Blocking H
1
and H
2
receptors
Stabilizing mast cells
Stopping progression of pro-inflammatory mediators
Important features
Low affinity for M
3
Soothing upon instillation
Rapid relief and sustained duration
Good tolerability profile
Sales force targets top prescribing
ophthalmologists, allergists, and optometrists
Elestat captured #2 TRx market share within
18 months of launch

Large and Growing Allergic Conjunctivitis Market
Large and Growing Allergic Conjunctivitis Market
$476 million annual U.S. prescription sales*
45% of total prescriptions are written by eye care and allergy specialists*
*12 months ended 12/31/06; Source: IMS
Patanol®
Elestat®
Optivar®
Zaditor® & Generic
Other

Dry Eye Affects 30 Million Patients in Major Markets
Dry Eye Affects 30 Million Patients in Major Markets
Corneal damage
Foreign body sensation
Persistent irritation/redness
Light sensitivity
Pain/burning
Impaired vision
Signs/Symptoms
Signs/Symptoms
Limited treatment options
Restasis
®
is only approved prescription product for dry eye in U.S.
Artificial tears and tear-duct plugs
Treatments
Treatments
Causes
Causes
Environmental or genetic factors
Aging/ menopause
Immune/ inflammatory diseases
Certain medications
Computer use

Your eyes are naturally protected
by a layer of tears.
If you have to use eye drops several times a day, ask your eye doctor about RESTASIS®.
You may have Chronic Dry Eye
Your eye doctor can tell you.
Only an eye doctor
Your own tears.
Who wouldn't want that?
Take the first step —
make an appointment with your eye doctor today!
Restasis®
Important Safety Information:
ALLERGAN

INSPIRE

Strong and Continued Growth of Restasis
®
Strong and Continued Growth of Restasis
®
* Allergan estimate (5/2/07)
$100 mm
$270 mm
$320 - 340 mm
Total Global Sales of Restasis
as Reported by Allergan
$38 mm
$191 mm
2003 2004 2005 2006 2007 est*

Prolacria™
– A Unique Mechanism of Action for Dry Eye
Prolacria™
– A Unique Mechanism of Action for Dry Eye
Internally-developed P2Y
2
agonist
Promotes release of components of
natural tear-film (fluid, mucin and lipids)
Good tolerability and safety profile
Excellent proprietary position
Two approvable letters
Current status
Validating staining scores in central
region of cornea are clinically relevant
If validation process is successful, anticipate
conducting additional clinical trial

Novel Glaucoma Program
Novel Glaucoma Program
Leading cause of preventable blindness in U.S.
Largest market in ophthalmic pharmaceuticals
- $1.7 billion in annual prescription sales*
Unique technology platform licensed from
Wisconsin Alumni Research Foundation
Novel approach to lowering IOP by
targeting primary outflow pathway
IND filed in Q4 2006 for initial compound
in series, INS115644
Conducting Phase 1 proof-of-concept clinical trial;
results expected by year-end 2007
*12 months ended 12/31/06; Source: IMS

18 Respiratory/Allergy Pipeline Programs Respiratory/Allergy Pipeline Programs

Cystic Fibrosis: Life Threatening, Genetic Disease
Cystic Fibrosis: Life Threatening, Genetic Disease
Snapshot of CF’s Impact:
~ 30,000 U.S. patients; 75,000 worldwide
Life expectancy: ~ 37 yrs
90% of CF patients die of respiratory failure
Two-third’s of CF patients have mild disease
60% of CF population is < 18 yrs old
Current Treatment Options:
TOBI
®
- $204 mm in U.S. sales*
Pulmozyme
®
- $241 mm in U.S. sales*
Chest physiotherapy
Gene therapy is still at an early stage
No existing approved drug targets CF ion channel
defect
*All information is for 12 months ended 12/31/06; Source: IMS

Phase 3 Program:  Denufosol is an Early Intervention Approach
Phase 3 Program:  Denufosol is an Early Intervention Approach
Phase 3 program focused on early intervention
for patients with mild lung disease
Two Phase 3 clinical efficacy trials planned
First trial, TIGER-1, ongoing in U.S.
-
Enrollment is more than 75% complete
and on track for full enrollment in Q4 2007
TIGER-2 trial is in the planning phase
Single 2-year carcinogenicity study in rats ongoing,
final study report expected in 2H 2009
U.S. and European Orphan Drug Status
and U.S. Fast Track Designation
Excellent proprietary position
Actively seeking partnership for ex-North American
commercialization

High Prevalence of Allergic Rhinitis
High Prevalence of Allergic Rhinitis
40 million people in U.S. suffer
from allergic rhinitis
6
th
leading cause of chronic
disease in U.S.
17 million office visits per year
Annual cost of allergy disease
estimated at $7 billion
*Sources: American Academy of Allergy, Asthma & Immunology; AAAAI. The Allergy Report:
Science Based Findings on the Diagnosis & Treatment of Allergic Disorders, 1996–2001.

Bilastine – Antihistamine Licensed from FAES FARMA
Bilastine – Antihistamine Licensed from FAES FARMA
Licensed U.S./ Canadian rights for bilastine from FAES in 2006
Once-daily, oral, highly selective H
1
-antihistamine
Composition of matter patent through 2017
Two large positive Phase 3 comparative and placebo trials conducted outside U.S. with cetirizine
(Zyrtec
®
) and desloratadine
(Clarinex
®
)
Data presented at recent international scientific conference
Amended agreement with FAES based on meeting with FDA
FAES is conducting and funding additional clinical work for U.S. oral program, based on amended agreement in June 2007
Inspire conducting pre-clinical work on the ocular formulation

Licensed U.S./ Canadian rights for epinastine
nasal spray for rhinitis from Boehringer Ingelheim in 2006
Positive results in Phase 2 trial
14-day trial in 569 subjects in mountain cedar pollen season
Met primary endpoint of reflective total nasal symptom
score (TNSS) and several secondary endpoints
for 0.1% dose (p < 0.05)
Low occurrence of bitter taste (5%)
Conducted EOP2 meeting with FDA in July 2007
Initiating Phase 3 program in 2H 2007
Three pivotal clinical trials planned including two Seasonal
Allergic Rhinitis (SAR) and one Perennial Allergic Rhinitis (PAR)
First SAR Phase 3 trial to be initiated in Q4 2007 in mountain cedar season
Required nasal toxicology study to be initiated shortly, with results by mid-2008;
supports initiation of PAR trial, which will include one-year safety data
Epinastine Nasal Spray: Advancing to Phase 3
Epinastine Nasal Spray: Advancing to Phase 3

Attractive Market for Nasal Treatment of Allergic Rhinitis
Attractive Market for Nasal Treatment of Allergic Rhinitis
$2.7 billion annual U.S. prescription sales*
* Information is for 12 months ended 12/31/06; Source: IMS
** Source: American Academy of Allergy, Asthma & Immunology
40 million patients suffer from nasal allergies**
Astelin ® -
$233 mm
FLONASE® &
Generics
NASONEX®
NASACORT AQUA®
RHINOCORT AQUA®
ASTELIN®
Other

In-licensed and received FDA approval of AzaSite
Reported positive results in Phase 2 epinastine
nasal spray mountain cedar trial
Met with FDA regarding next steps for oral bilastine
-
Amended FAES agreement
Met with FDA regarding next steps for epinastine nasal spray
Launch AzaSite
in U.S. in mid-August 2007
Report future plans for Prolacria
following additional
discussions with FDA
Initiate epinastine nasal spray Phase 3 trial in Q4 2007
Complete patient enrollment in TIGER-1 CF trial
Complete plans for TIGER-2 CF trial
Report results of Phase 1 glaucoma proof-of-concept trial
Key Milestone and Catalysts in 2007
Key Milestone and Catalysts in 2007

CEUT EMERGING GROWTH CONFERENCE July 11, 2007 CEUT EMERGING CEUT EMERGING GROWTH CONFERENCE GROWTH CONFERENCE July 11, 2007 July 11, 2007